UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2006
QUICKSILVER RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)
777 West Rosedale, Suite 300
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 665-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In connection with its proposed offer and sale of its Senior Subordinated Notes due 2016, Quicksilver Resources Inc. is filing as Exhibit 4.1 to this Current Report on Form 8-K the form of First Supplemental Indenture proposed to be entered into in connection with the offer and sale. The First Supplemental Indenture will supplement the Indenture, dated as of December 22, 2005, between Quicksilver and JPMorgan Chase Bank, National Association, as trustee. The form of First Supplemental Indenture is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description
4.1	Form of First Supplemental Indenture to be entered into by and among Quicksilver Resources Inc., the subsidiary guarantors named therein and JPMorgan Chase Bank, National Association, as trustee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.
By:	/s/ John C. Cirone
John C. Cirone
Senior Vice President, General Counsel and Secretary

Date: March 13, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description
4.1	Form of First Supplemental Indenture to be entered into by and among Quicksilver Resources Inc., the subsidiary guarantors named therein and JPMorgan Chase Bank, National Association, as trustee.